UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): June 15, 2005

                         STANLEY FURNITURE COMPANY, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

            0-14938                                    54-1272589
     (Commission File Number)               (IRS Employer Identification No.)

         1641 Fairystone Park Highway
            Stanleytown, Virginia                        24168
     (Address of Principal Executive Offices)         (Zip Code)

                                 (276) 627-2000
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01         Entry into a Material Definitive Agreement.

On June 15, 2005, Stanley Furniture Company Inc., a Delaware corporation (the "Borrower"), and Wachovia Bank, National Association, a national banking association and successor to SouthTrust Bank, an Alabama banking corporation (the "Lender"), entered into the Second Amendment to Credit Agreement, dated as of June 15, 2005 (the "Amendment"), which amends the Credit Agreement, dated as of August 29, 2003 (as amended by the First Amendment to Credit Agreement, dated as of April 23, 2004), by and between the Borrower and the Lender. The Amendment extends the date of maturity until August 29, 2007 and revises certain commitment fee provisions, as described in the Amendment, a copy of which is filed as Exhibit 10.1 to this Form 8-K.




Item 9.01         Financial Statements and Exhibits

              (c) Exhibits.

                  10.01 Second Amendment, dated June 15, 2005, to the revolving credit facility dated August 29, 2003, between the Registrant and SouthTrust Bank.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             STANLEY FURNITURE COMPANY, INC.



Date: June 16, 2005                         By: /s/Jeffrey R. Scheffer
                                                ----------------------
                                                Jeffrey R. Scheffer
                                                Chairman, President and Chief
                                                Executive Officer